Debt Obligations	9 Months Ended
Sep. 30, 2012
Debt Obligations [Abstract]
Debt Obligations

Note 4 – Debt Obligations

At September 30, 2012, we had $845.7 million in outstanding debt. Our debt consisted of the following at September 30, 2012 and December 31, 2011:

	September 30,	December 31,
	2012	2011

Senior term loan, 15% fixed rate, due 2013	$-	$240,349
Subordinated notes, 12% fixed rate, due 2014	27,457	32,012
Convertible bonds, 11.5% until March 31, 2014 and 7.5% thereafter, due 2016	68,072	62,523
Senior notes, 12% fixed rate, due 2018	500,000	-
Convertible senior notes, 5.5% fixed rate, due 2016	135,000	135,000
Revolving credit facility, 13% fixed rate, due 2013	115,163	-
	845,692	469,884
Less: debt discount	(20,266)	(2,506)
Less: current maturities	(12,500)	(12,350)

Long-term debt	$812,926	$455,028

Standby letters of credit outstanding for abandonment liabilities	$-	$31,724

Senior Notes Offering

On February 23, 2012, we closed the private placement of $350 million aggregate principal amount of 12% first priority notes due 2018 (the “First Priority Notes”) and $150 million aggregate principal amount of 12% second priority notes due 2018 (the “Second Priority Notes,” and, together with the First Priority Notes, the “2018 Notes”). Each series of 2018 Notes was priced at 96% of par, at a yield to maturity of 12.975% for the First Priority Notes and 12.954% for the Second Priority Notes, for an aggregate $20 million discount. We also paid approximately $21 million in other financing costs related to the 2018 Notes.

On May 31, 2012, concurrent with the closing of the Alba field portion of the COP Acquisition, the net proceeds were used to fund the acquisition and repay all outstanding amounts under the Senior Term Loan (defined below).

On October 15, 2012 we completed our private placement offering of $54 million aggregate principal amount of our 12% first priority notes due 2018. For additional information regarding this offering, see Note 14 “Subsequent Events.”

5.5% Convertible Senior Notes

In July 2011, we issued $135 million aggregate principal amount of our 5.5% Convertible Senior Notes due July 15, 2016. Interest on these notes is payable semiannually at a rate of 5.5% per annum. The 5.5% Convertible Senior Notes are convertible into shares of our common stock at an initial conversion rate of 54.019 shares (equivalent to $18.51 per share) of common stock per $1,000 principal amount of the notes, subject to certain anti-dilution adjustments.

Revolving Credit Facility

On April 12, 2012, we entered into a $100 million Credit Agreement (the “Revolving Credit Facility”), with Cyan, as administrative agent, and borrowed $40 million. The Revolving Credit Facility matures on October 12, 2013.

Prior to the termination of the Senior Term Loan, the closing of the COP Acquisition and certain other conditions, borrowings under the Revolving Credit Facility were limited to $40 million and incurred interest at a rate of 12% per year, with an additional 3% payment-in-kind. After the termination of the Senior Term Loan and the closing of the COP Acquisition, borrowings under the Revolving Credit Facility bear interest at a rate of 13% per year.

On May 31, 2012, we entered into a First Amendment to the Revolving Credit Facility, providing for an increase in the amount available for borrowing under the Revolving Credit Facility from $40 million to $100 million upon closing of the acquisition of the Alba field portion of the COP Acquisition. In connection with the closing of the acquisition of the Alba property, we drew down the additional $60 million available for borrowing. The First Amendment to the Revolving Credit Facility contained certain amendments allowing us to enter certain reimbursement agreements discussed in Note 13.

On September 27, 2012, we increased the amount available for borrowing under the Revolving Credit Facility to $125 million. In connection with the increase, we agreed to pay a fee of $1.25 million to Cyan Partners, LP. The Founding Partner and Chief Investment Officer of Cyan Partners, LP is a member of our Board of Directors.

On September 28, 2012, we borrowed an additional $15 million under the Revolving Credit Facility.

11.5% Convertible Bonds

Our 11.5% Convertible Bonds bear interest at a rate of 11.5% per annum. Interest is compounded quarterly and added to the outstanding principal balance each quarter. The bonds are convertible into shares of our common stock at an initial conversion price of $16.52 per $1,000 of principal, which represents a conversion rate of approximately 61 shares of our common stock per $1,000 of principal.

Senior Term Loan

In August 2010, we entered into a credit agreement with Cyan, as administrative agent, and various lenders for a senior term loan, in the aggregate amount of $150 million, which was subsequently increased to $235 million (the “Senior Term Loan”).

On May 31, 2012, we used approximately $255 million of the net proceeds, from our offering of the 2018 Notes to repay all amounts outstanding under Senior Term Loan. This repayment included a prepayment fee of approximately $7 million. Following the repayment the Senior Term Loan was terminated and all of the liens on the collateral securing our obligations were released.

Subordinated Notes

Our Subordinated Notes due 2014 bear interest at an annual rate of 10%, plus 2% capitalized to the outstanding principal amount. We utilized a portion of the proceeds from our October 2012 offering of additional 12% first priority notes due 2018 to redeem, repurchase, or otherwise retire our outstanding 12% Senior Subordinated notes due 2014. For additional information, see Note 14, “Subsequent Events.”

Fair Value

The fair value of our outstanding debt obligations was $870 million and $420 million at September 30, 2012 and December 31, 2011, respectively. The fair values of long-term debt were determined based upon external market quotes for our Senior Notes and an income approach for other debt, using a credit adjusted discount rate at the reporting date, and classified as Level 3 in the fair value hierarchy.